Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$0.53	$0.75	$1.29	$1.29	$(1.64)	$(0.81)	$(0.86)	$(0.23)
Notable items impact on earnings per share(a)	0.08	0.26	0.78	0.25	(1.86)	(0.86)	(0.99)	(0.04)
Adjusted diluted net earnings per share(a)	$0.45	$0.49	$0.51	$1.04	$0.22	$0.05	$0.13	$(0.19)
Diluted weighted average # of shares outstanding	318.5	318.2	319.0	319.4	317.4	317.5	317.9	317.9

Total Net Sales	$2,816	$2,621	$3,005	$3,452	$2,974	$2,998	$2,824	$3,101
Cost of goods sold	2,514	2,133	2,487	2,900	2,631	2,762	2,610	3,017
Gross Margin	$302	$488	$518	$552	$343	$236	$214	$84
SG&A	113	123	167	126	119	136	131	125
Other operating (income) expense(u)	89	27	107	87	324	472	119	55
Operating earnings (loss)	$100	$338	$244	$339	$(100)	$(372)	$(36)	$(96)
Interest expense, net	(47)	(41)	(53)	(46)	(48)	(55)	(63)	(60)
Consolidated foreign currency gain/(loss)	(419)	133	169	(1)	(30)	38	(40)	38
Earnings (loss) from consolidated companies before income taxes	191	313	564	599	(263)	(286)	(302)	(103)
Provision for (benefit from) income taxes	34	63	146	175	256	(31)	(34)	(38)
Earnings (loss) from consolidated companies	$157	$250	$418	$424	$(519)	$(255)	$(268)	$(65)
Equity in net earnings (loss) of nonconsolidated companies	9	—	2	—	—	—	2	—
Less: Net earnings (loss) attributable to noncontrolling interests	(3)	12	9	13	—	3	7	7
Net earnings (loss) attributable to Mosaic	$169	$238	$411	$411	$(519)	$(258)	$(273)	$(72)
After tax Notable items included in earnings	$25	$82	$249	$100	$(590)	$(273)	$(315)	$(13)

Gross Margin Rate	11%	19%	17%	16%	12%	8%	8%	3%

Effective Tax Rate (including discrete tax)	18%	20%	26%	29%	(97)%	11%	11%	37%
Discrete Tax benefit (expense)	$(11)	$26	$(1)	$(2)	$(212)	$(27)	$36	$9

Depreciation, Depletion and Amortization	$283	$243	$262	$277	$268	$317	$292	$292
Accretion Expense	$31	$32	$33	$33	$32	$35	$34	$33
Share-Based Compensation Expense	$7	$10	$7	$7	$6	$10	$8	$5
Notable Items	$32	$(83)	$(347)	$(143)	$414	$288	$317	$44
Adjusted EBITDA(b)	$594	$544	$566	$806	$505	$416	$407	$324

Net cash provided by (used in) operating activities	$219	$43	$610	$229	$(56)	$104	$167	$284
Cash paid for interest (net of amount capitalized)	72	12	82	20	78	17	91	63
Cash paid for income taxes (net of refunds)	53	76	75	89	81	64	45	63
Net cash used in investing activities	$(277)	$(341)	$(319)	$(363)	$(287)	$(369)	$(298)	$(287)
Capital expenditures	(294)	(341)	(305)	(364)	(350)	(357)	(320)	(282)
Net cash provided by (used in) financing activities	$37	$272	$(285)	$4	$461	$263	$148	$9
Cash dividends paid	(67)	(71)	(70)	(70)	(70)	(71)	(70)	(70)
Effect of exchange rate changes on cash	$(7)	$—	$18	$6	$3	$2	$(10)	$(22)

Net change in cash and cash equivalents	$(27)	$(26)	$24	$(125)	$121	$—	$7	$(15)

Short-term debt	$847	$1,234	$1,041	$1,154	$760	$1,202	$1,021	$512
Long-term debt (including current portion)	3,378	3,363	3,370	3,415	4,294	4,321	4,834	5,402
Cash & cash equivalents	273	259	286	153	277	282	294	273
Net debt	$3,952	$4,338	$4,125	$4,416	$4,777	$5,241	$5,561	$5,641

Segment Contributions (in millions)
Phosphate	$1,165	$1,099	$1,173	$1,290	$1,015	$1,426	$1,246	$1,295
Potash	557	570	710	695	686	667	650	644
Mosaic Fertilizantes	1,088	934	1,175	1,592	1,146	937	1,034	1,254
Corporate and Other(c)	6	18	(53)	(125)	127	(32)	(106)	(92)
Total net sales	$2,816	$2,621	$3,005	$3,452	$2,974	$2,998	$2,824	$3,101

Phosphate	$44	$139	$(8)	$102	$(98)	$(48)	$(104)	$(194)
Potash	123	157	194	229	58	177	195	189
Mosaic Fertilizantes	79	98	109	96	(26)	(422)	(41)	(21)
Corporate and Other(c)	(146)	(56)	(51)	(88)	(34)	(79)	(86)	(70)
Consolidated operating earnings	$100	$338	$244	$339	$(100)	$(372)	$(36)	$(96)

Phosphate(d)	1,622	1,498	1,546	1,571	1,330	1,936	1,406	1,403
Potash(d)	2,239	2,113	2,343	2,279	2,233	2,159	2,019	2,068
Mosaic Fertilizantes	2,240	1,847	2,232	2,803	2,075	1,618	1,520	1,894
Corporate and Other	432	361	301	232	540	379	368	168
Total finished product tonnes sold ('000 tonnes)	6,533	5,819	6,422	6,885	6,178	6,092	5,313	5,533
Sales of Performance Products ('000 tonnes)(e)	1,135	681	900	996	520	501	626	487

The Mosaic Company - Phosphate Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods		$946	$1,028	$1,118	$872	$1,264	$1,060	$1,142
Net Sales - Other revenue		153	145	172	143	162	186	153
Net Sales	$1,165	$1,099	$1,173	$1,290	$1,015	$1,426	$1,246	$1,295
Cost of Goods Sold	1,027	932	1,070	1,146	992	1,423	1,251	1,443
Gross Margin	$138	$167	$103	$144	$23	$3	$(5)	$(148)
Notable Items Included in Gross Margin	(53)	—	—	(14)	—	—	(7)	(15)
Adjusted Gross Margin(b)	$191	$167	$103	$158	$23	$3	$2	$(133)

SG&A	10	12	13	10	11	13	12	16
Other operating (income) expense	84	16	98	32	110	38	87	30

Operating Earnings	$44	$139	$(8)	$102	$(98)	$(48)	$(104)	$(194)
Plus: Depreciation, Depletion and Amortization	143	113	129	129	130	151	133	151
Plus: Accretion Expense	25	25	26	26	25	26	26	26
Plus: Foreign Exchange Gain (Loss)	(4)	(3)	(7)	10	(3)	(1)	(6)	1
Plus: Other Income (Expense)	517	—	(8)	(4)	5	(9)	(2)	(12)
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	(4)	8	10	11	—	4	9	7
Plus: Notable Items	(388)	10	95	28	85	—	90	84
Adjusted EBITDA(b)	$341	$276	$217	$280	$144	$115	$128	$49

Capital expenditures	$160	$236	$185	$221	$207	$222	$201	$157
Gross Margin $ / tonne of finished product	$85	$111	$67	$92	$17	$2	$(4)	$(105)
Adjusted Gross Margin $ / tonne of finished product	$118	$111	$67	$101	$17	$2	$1	$(95)
Gross margin as a percent of sales	12%	15%	9%	11%	2%	—%	—%	(11)%

Freight included in finished goods COGS	$83	$84	$93	$97	$85	$115	$97	$92
Idle/Turnaround and unabsorbed fixed production costs (excluding notable items)	$24	$44	$84	$42	$67	$50	$60	$77

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	749	846	711	760	618	1,116	777	898
Performance products(f)	814	587	773	750	640	720	513	405
Other products(i)	59	65	62	61	72	100	116	100
Total Finished Product(d)	1,622	1,498	1,546	1,571	1,330	1,936	1,406	1,403

DAP selling price (fob plant)(q)	$593	$623	$668	$714	$686	$668	$773	$838
Average finished product selling price(g)	$606	$632	$665	$712	$656	$653	$754	$814

Production Volumes ('000 tonnes)
Total tonnes produced(h)	1,413	1,423	1,505	1,678	1,666	1,641	1,433	1,289
Operating Rate	58%	58%	61%	68%	67%	66%	58%	52%

Raw Materials
Ammonia used in production (tonnes)	$228	$214	$226	$255	$251	$263	$217	$198
Sulfur used in production	$694	$661	$732	$772	$799	$762	$659	$569

Realized costs ($/tonne)
Ammonia (tonne)(j)	$435	$416	$445	$455	$550	$626	$621	$619
Sulfur (long ton)(k)	$127	$157	$209	$272	$306	$379	$522	$715
Blended rock	$87	$77	$74	$80	$84	$86	$90	$91

Phosphate cash conversion costs/production tonne(r)	$118	$134	$126	$131	$112	$124	$129	$117
Cash costs of U.S. mined rock/production tonne(s)	$52	$54	$51	$62	$58	$63	$62	$67

ARO cash spending (in millions)	$72	$70	$79	$60	$66	$51	$53	$37

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods		$495	$641	$633	$614	$598	$566	$580
Net Sales - Other revenue		75	69	62	72	69	84	64
Net Sales	$557	$570	$710	$695	$686	$667	$650	$644
Cost of Goods Sold	434	402	501	459	430	476	443	444
Gross Margin	$123	$168	$209	$236	$256	$191	$207	$200
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin(b)	$123	$168	$209	$236	$256	$191	$207	$200

SG&A	8	8	8	6	8	9	7	7
Other operating (income) expense	(8)	3	7	1	190	5	5	4

Operating Earnings	$123	$157	$194	$229	$58	$177	$195	$189
Plus: Depreciation, Depletion and Amortization	93	81	79	93	83	90	76	91
Plus: Accretion Expense	2	3	3	3	3	4	4	3
Plus: Foreign Exchange Gain (Loss)	(185)	13	82	(56)	46	(56)	(95)	33
Plus: Other Income (Expense)	1	(1)	1	3	1	3	1	—
Plus: Notable Items	178	(13)	(81)	57	145	57	97	(32)
Adjusted EBITDA(b)	$212	$240	$278	$329	$336	$275	$278	$284

Capital expenditures	$65	$45	$73	$72	$53	$49	$68	$53
Gross Margin $ / tonne of finished product	$55	$80	$89	$104	$115	$88	$103	$97
Adjusted Gross Margin $ / tonne of finished product	$55	$80	$89	$104	$115	$88	$103	$97
Gross margin as a percent of sales	22%	29%	29%	34%	37%	29%	32%	31%

Supplemental Cost Information
Canadian resource taxes	$56	$47	$62	$87	$77	$67	$70	$85
Royalties	$10	$9	$10	$12	$11	$12	$10	$11
Freight expense(l)	$60	$74	$74	$66	$73	$76	$76	$60
Idle/Turnaround and unabsorbed fixed production costs (excluding notable items)	$6	$1	$34	$16	$8	$5	$26	$20

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	2,064	1,947	2,122	2,110	2,083	1,971	1,892	2,009
Performance products(m)	168	159	214	162	143	181	122	53
Other products(i)	7	7	7	7	7	7	5	6
Total Finished Product(d)	2,239	2,113	2,343	2,279	2,233	2,159	2,019	2,068

Crop Nutrients North America	779	863	752	649	679	712	670	556
Crop Nutrients International	1,341	1,126	1,439	1,497	1,412	1,280	1,192	1,368
Non-Agricultural	119	124	152	133	142	167	157	144
Total Finished Product(d)	2,239	2,113	2,343	2,279	2,233	2,159	2,019	2,068

MOP selling price (fob mine)(o)	$199	$223	$261	$271	$264	$265	$275	$276
Average finished product selling price(g)	$214	$234	$274	$278	$275	$277	$280	$280

Production Volumes ('000 tonnes)
Production Volume	2,332	2,256	2,094	2,258	2,189	2,209	1,845	2,103
Operating Rate	81%	78%	73%	79%	76%	77%	64%	73%

MOP cash costs of production / production tonne(n)	$73	$78	$75	$71	$77	$84	$84	$73
ARO cash spending (in millions)	$3	$1	$3	$2	$4	$1	$2	$1

Average CAD / USD	$1.399	$1.434	$1.384	$1.377	$1.394	$1.372	$1.384	$1.399

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods		$834	$1,059	$1,452	$1,024	$852	$889	$1,184
Net Sales - Other revenue		100	116	140	122	85	145	70
Net Sales	$1,088	$934	$1,175	$1,592	$1,146	$937	$1,034	$1,254
Cost of Goods Sold	986	807	1,013	1,410	1,125	902	1,028	1,227
Gross Margin	$102	$127	$162	$182	$21	$35	$6	$27
Notable Items Included in Gross Margin	9	—	—	(7)	—	(26)	(26)	—
Adjusted Gross Margin(b)	$93	$127	$162	$189	$21	$61	$32	$27

SG&A	16	23	61	32	32	36	32	33
Other operating (income) expense	7	6	(8)	54	15	421	15	15

Operating Earnings	$79	$98	$109	$96	$(26)	$(422)	$(41)	$(21)
Plus: Depreciation, Depletion and Amortization	40	38	44	46	46	66	74	40
Plus: Accretion Expense	4	4	4	4	4	5	4	4
Plus: Foreign Exchange Gain (Loss)	(84)	41	(17)	(19)	(57)	30	2	2
Plus: Other Income (Expense)	(2)	(1)	(1)	(1)	(2)	(2)	(2)	(1)
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	1	1	(1)	1	1	—	(2)	—
Plus: Notable Items	46	(57)	19	116	81	402	21	17
Adjusted EBITDA(b)	$82	$122	$159	$241	$45	$79	$60	$41

Capital expenditures	$64	$59	$46	$70	$85	$86	$47	$69
Gross Margin $ / tonne of finished product	$46	$69	$73	$65	$10	$22	$4	$14
Adjusted Gross Margin $ / tonne of finished product	$42	$69	$73	$67	$10	$38	$21	$14
Gross margin as a percent of sales	9%	14%	14%	11%	2%	4%	1%	2%
Idle/Turnaround and unabsorbed fixed production costs (excluding notable items)	$18	$13	$26	$27	$62	$24	$61	$70

Operating Data
Sales volumes ('000 tonnes)
Fertilizer produced in Brazil sold to third parties	461	331	387	363	289	282	265	116
Fertilizer produced in Brazil sold through distribution	207	358	666	685	290	300	391	291
Purchased nutrients for distribution(p)	1,572	1,158	1,179	1,755	1,496	1,036	864	1,487
Total Finished Product	2,240	1,847	2,232	2,803	2,075	1,618	1,520	1,894

Sales of Performance Products ('000 tonnes)(e)	307	93	252	441	253	134	262	328

Brazil MAP price (Brazil production delivered price to third party)	$632	$681	$729	$738	$717	$728	$835	$850
Average finished product selling price(g)	$433	$452	$474	$518	$493	$527	$585	$625

Production Volumes ('000 tonnes)
Phosphate tonnes produced	781	778	843	834	683	656	466	273
MOP tonnes produced	108	97	122	104	27	—	—	—

Phosphate operating rate	78%	78%	84%	84%	68%	66%	47%	27%
Potash operating rate	88%	78%	98%	83%	22%	—%	—%	—%

Realized Costs ($/tonne)
Ammonia/tonne	$628	$684	$601	$576	$638	$722	$815	$926

Sulfur (long ton)	$177	$219	$270	$325	$371	$466	$516	$723
Blended rock	$109	$97	$94	$99	$98	$104	$105	$121

Purchases ('000 tonnes)
DAP/MAP from Mosaic	54	62	21	45	5	38	81	102
MicroEssentials® from Mosaic	195	120	282	270	211	310	223	96
Potash from Mosaic/Canpotex	419	355	507	919	238	542	660	252

Phosphate cash conversion costs in USD, production / tonne(r)	$85	$87	$84	$99	$113	$113	$141	$147
Potash cash conversion costs in USD, production / tonne	$151	$187	$178	$240	$286	$—	$—	$—
Mined rock costs in USD, cash produced / tonne	$93	$87	$90	$91	$88	$116	$106	$161
ARO cash spending (in millions)	$5	$1	$1	$1	$1	$1	$1	$2

Average BRL / USD	$5.842	$5.853	$5.669	$5.445	$5.396	$5.264	$5.051	$5.137

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$6	$18	$(53)	$(125)	$127	$(32)	$(106)	$(92)
Cost of Goods Sold	67	(8)	(97)	(115)	84	(39)	(112)	(97)
Gross Margin (Loss)	$(61)	$26	$44	$(10)	$43	$7	$6	$5
Notable Items Included in Gross Margin	(80)	59	51	(27)	2	(2)	—	—
Adjusted Gross Margin (Loss)(b)	$19	$(33)	$(7)	$17	$41	$9	$6	$5

SG&A	79	80	85	78	68	78	80	69
Other operating (income) expense	6	2	10	—	9	8	12	6

Operating Earnings (Loss)	$(146)	$(56)	$(51)	$(88)	$(34)	$(79)	$(86)	$(70)
Plus: Depreciation, Depletion and Amortization	7	11	10	9	9	10	9	10
Plus: Share-Based Compensation Expense	7	10	7	7	6	10	8	5
Plus: Foreign Exchange Gain (Loss)	(145)	82	111	64	(15)	64	60	2
Plus: Other Income (Expense)	39	(116)	213	308	(89)	113	(160)	28
Plus: Earnings (Loss) from equity investments	—	—	2	—	—	—	—	—
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	(1)	2	—	—	—	—	(1)	—
Plus: Notable Items	196	(23)	(380)	(344)	103	(171)	109	(25)
Adjusted EBITDA(b)	$(41)	$(94)	$(88)	$(44)	$(20)	$(53)	$(59)	$(50)

Elimination of profit in inventory included in COGS	$7	$(49)	$—	$15	$21	$5	$5	$9
Unrealized gain (loss) on derivatives included in COGS	$(80)	$59	$51	$27	$2	$(4)	$—	$—

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q3 2026
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$32	$(8)	$0.07
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	—	—	—
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(14)	4	(0.03)
Closed and indefinitely idled facility costs	Brazil	Other operating income (expense)	(14)	4	(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	39	(10)	0.09
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(12)	3	(0.03)
Environmental reserves	Phosphate	Other operating income (expense)/NCI	(42)	11	(0.10)
Restructuring and cost reduction	Consolidated	Other operating income (expense)/SG&A	(12)	3	(0.03)
Land reclamation	Phosphate	Cost of goods sold/Other Operating income/(expense)	(17)	5	(0.03)
YTD tax rate adjustment	Consolidated	(Provision for) benefit from income taxes	—	25	0.08
Loss on debt extinguishment	Corporate	Other non-operating income (expense)	(13)	3	(0.03)
Total Notable Items			$(53)	$40	$(0.04)

Q2 2026
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(49)	$18	$(0.10)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(15)	2	(0.03)
Closed and indefinitely idled facility costs	Brazil	Other operating income (expense)	(13)	1	(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	(162)	26	(0.43)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(1)	—	—
Loss on assets held for sale/transaction costs	Potash/Corporate	Loss on assets sold and to be sold/SG&A	(9)	2	(0.03)
Accelerated depreciation	Brazil	Cost of goods sold	(26)	2	(0.08)
Land Reclamation - ARO	Phosphate	Cost of goods sold	(7)	2	(0.02)
Asset write-off	Phosphate	Other operating income (expense)	(69)	14	(0.17)
Income tax adjustment	Consolidated	(Provision for) benefit from income taxes	—	(31)	(0.10)
Total Notable Items			$(351)	$36	$(0.99)

Q1 2026
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$24	$(2)	$0.06
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(2)	—	—
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(15)	1	(0.04)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	112	(8)	0.33
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(2)	—	(0.01)
Environmental reserves	Phosphate	Other operating income (expense)/Noncontrolling Interest	(21)	1	(0.06)
Gain on sale of land	Phosphate	Other operating income (expense)	31	(2)	0.09
Loss on assets held for sale and other assets	Brazil	Loss on assets to be sold/Other operating income (expense)	(302)	59	(0.76)
Restructuring and cost reduction actions	Consolidated	Other operating income (expense)/SG&A	(98)	7	(0.29)
Accelerated depreciation	Brazil	Cost of goods sold	(26)	2	(0.08)
Closed and indefinitely idled facility costs	Brazil	Other operating income (expense)	(24)	2	(0.07)
Discrete Tax	Corporate	(Provision for) benefit from income taxes	—	(10)	(0.03)
Total Notable Items			$(323)	$50	$(0.86)

Q4 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(44)	$6	$(0.12)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2	(2)	—
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(14)	7	(0.02)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	(90)	7	(0.25)
ARO Adjustment	Phosphate/Potash	Other operating income (expense)	(64)	20	(0.14)
Environmental Reserve	Phosphate	Other operating income (expense)	(21)	8	(0.04)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	8	(2)	0.01
Net Gain on assets held for sale and transaction fees	Brazil/Corp	Other operating income (expense)/SG&A	100	(40)	0.18
Impairment of goodwill and asset write-offs	Brazil	Impairment of goodwill	(110)	20	(0.28)
Loss on assets held for sale	Potash	Loss (gain) on assets sold and to be sold	(189)	69	(0.38)
Brazil Valuation Adjustment	Brazil	(Provision for) benefit from income taxes	—	(261)	(0.82)
Total Notable Items			$(422)	$(168)	$(1.86)

Q3 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(14)	$3	$(0.04)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(27)	7	(0.06)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(14)	3	(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	308	(80)	0.71
Environmental Reserve	Phosphate	Other operating income (expense)	(18)	5	(0.04)
Loss on assets held for sale and transaction fees	Mosaic Fertilizantes/Corporate	Other operating income (expense)/SG&A	(75)	—	(0.23)
Asset write-off	Mosaic Fertilizantes	Cost of goods sold/Other operating income (expense)	(11)	3	(0.03)
Land reclamation	Phosphate	Cost of goods sold	(14)	4	(0.03)
Total Notable Items			$135	$(55)	$0.25

Q2 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$169	$(45)	$0.39
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	51	(14)	0.11
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	$(14)	$4	$(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	216	(58)	0.50
ARO Adjustment	Phosphate	Other operating income (expense)	(44)	12	(0.10)
Environmental Reserve	Phosphate	Other operating income (expense)	(32)	9	(0.07)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(7)	2	(0.02)
Total Notable Items			$339	$(90)	$0.78

Q1 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$148	$(43)	$0.33
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	59	(17)	0.13
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(14)	3	(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	(117)	34	(0.26)
ARO Adjustment	Phosphate	Other operating income (expense)	(2)	1	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	30	0.09
Total Notable Items			$74	$8	$0.26

Q4 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(390)	$75	$(0.99)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(80)	15	(0.20)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(13)	2	(0.04)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	9	(2)	0.02
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(5)	1	(0.01)
ARO Adjustment	Phosphate	Other operating income (expense)	(23)	4	(0.06)
Hurricane Milton idle costs	Phosphate	Cost of goods sold	(52)	10	(0.13)
Gain on sale of equity investment	Phosphate	Other non-operating income (expense)	522	(43)	1.51
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	28	(5)	0.07
ARO Adjustment	Potash	Other operating income (expense)	7	(1)	0.02
Arbitration reserve	Phosphate	Other Operating Expense/Non Controlling Interest	(43)	9	(0.11)
Total Notable Items			$(40)	$65	$0.08

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials performance products.
(g)Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China. Amounts prior to January 1, 2025 have been recast to exclude revenue from other non-finished goods.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Excludes industrial and feed sales. Price has been calculated using the average monthly foreign exchange rate.
(p)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(q)Includes intersegment sales.
(r)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(s)Total production cost less depreciation/depletion, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of rock produced in the period.
(t)Tax impact is based on our expected annual effective rate.
(u)Other operating expense includes a loss on assets sold and to be sold of approximately $73 million in Q3 2025, $84 million in Q4 2025, $233 million in Q1 2026 and $6 million in Q2 2026.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit from) income taxes less equity in net earnings (loss) of nonconsolidated companies, net of dividends. As of January 1, 2025, we are no longer adjusting for equity in net earnings (loss) of nonconsolidated companies, net of dividends as we sold our equity investment in MWSPC in 2024. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Consolidated Net Income (Loss)	$169	$238	$411	$411	$(519)	$(258)	$(273)	$(72)
Less: Consolidated Interest Expense, Net	(47)	(41)	(53)	(46)	(48)	(55)	(63)	(60)
Plus: Consolidated Depreciation, Depletion & Amortization	283	243	262	277	268	317	292	292
Plus: Accretion Expense	31	32	33	33	32	35	34	33
Plus: Share-Based Compensation Expense	7	10	8	7	6	10	8	5
Plus: Consolidated Provision for (Benefit from) Income Taxes	34	63	146	175	256	(31)	(34)	(38)
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	9	—	—	—	—	—	—	—
Plus: Notable Items	32	(83)	(347)	(143)	414	288	317	44
Consolidated Adjusted EBITDA	$594	$544	$566	$806	$505	$416	$407	$324

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization, plus asset retirement obligation accretion, plus foreign exchange gain (loss), plus other income (expense) plus dividends from equity investments, less earnings (loss) from noncontrolling interests. As of January 1, 2025, we are no longer adjusting for equity in net earnings (loss) of nonconsolidated companies, net of dividends as we sold our equity investment in MWSPC in 2024 that represented nearly all of these historical earnings. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.